Supplement to
Fidelity's® California Municipal Funds
April 26, 2001
Prospectus

Shareholder Meeting. It is anticipated that on or about March 13, 2002, a meeting of shareholders of Spartan® California Municipal Income Fund will be held to vote on various proposals. Shareholders of Record on January 15, 2002 will be entitled to vote at the meeting.

Information concerning the proposals under consideration is expected to be available on or about January 15, 2002. Please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

On September 20, 2001, the Board of Trustees of Fidelity California Municipal Money Market Fund approved a voluntary expense cap on annual operating expenses and the Board of Trustees of Spartan California Municipal Money Market Fund approved and authorized (1) the elimination of several transaction fees, (2) a voluntary expense cap on annual operating expenses and a reduction in the management fee rate, (3) a change to the fund's investment policies, and (4) an increase in investment minimums.

All of Spartan California Municipal Money Market Fund's Exchange Fees, Wire Transaction Fees, Checkwriting Fees and Account Closeout Fees have been eliminated. All other references to these fees in the prospectus should be disregarded.

The following information replaces the "Fee Table" section in the prospectus, beginning on page 8.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Spartan California Municipal Money Market are based on historical expenses, adjusted to reflect current fees. The annual fund operating expenses provided below for California Municipal Money Market and Spartan California Municipal Income do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)
for Spartan California Municipal Income onlyB	0.50%

A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

B A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in the fund's net asset value per share (NAV).

CMS-01-07 December 29, 2001
1.479535.110

Annual fund operating expenses (paid from fund assets)

CA Municipal Money Market	Management fee	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.15%
	Total annual fund operating expensesA	0.53%
Spartan CA Municipal Money Market	Management fee	0.43%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.00%
	Total annual fund operating expensesA	0.43%
Spartan CA Municipal Income	Management fee	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.11%
	Total annual fund operating expenses	0.49%

A Effective October 25, 2001, FMR has voluntarily agreed to reimburse California Municipal Money Market and Spartan California Municipal Money Market to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed 0.53% and 0.35%, respectively. These arrangements may be discontinued by FMR at any time.

Through arrangements with Spartan California Municipal Money Market's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce fund expenses. In addition, through arrangements with California Municipal Money Market's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. In addition, through arrangements with Spartan California Municipal Income's custodian, transfer agent, and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian, transfer agent, and pricing and bookkeeping expenses. Including these reductions, the total fund operation expenses are shown in the table below.

Total Operating Expenses
CA Municipal Money Market	0.52%
Spartan CA Municipal Money Market	0.34%A
Spartan CA Municipal Income	0.42%

A After reimbursement.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

CA Municipal Money Market	1 year	$ 54
	3 years	$ 170
	5 years	$ 296
	10 years	$ 665
Spartan CA Municipal Money Market	1 year	$ 44
	3 years	$ 138
	5 years	$ 241
	10 years	$ 542
Spartan CA Municipal Income	1 year	$ 50
	3 years	$ 157
	5 years	$ 274
	10 years	$ 616

The following information replaces similar information found under the Spartan California Municipal Money Market Fund "Principal Investment Strategies" heading in the "Investment Details" section on page 11.

Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

The following information replaces the similar information found in the first two paragraphs under the heading "Principal Investment Risks" beginning on page 13.

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in California, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market funds' yields will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 15.

California Municipal Money Market Fund seeks as high a level of current income, exempt from federal and California state personal income tax, as is consistent with the preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Spartan California Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and California state personal income tax, as is consistent with the preservation of capital by investing in high-quality, short-term California municipal obligations. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Spartan California Municipal Income Fund seeks a high level of current income, exempt from federal and California personal income taxes. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and California personal income taxes.

Spartan California Municipal Money Market Funds' minimum account balance and initial purchase minimum have been increased. The new minimums for the fund are as follows:

Fund Minimums
Initial Purchase	$100,000
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$50,000

Investors who have had an account in the fund since October 30, 2001 will continue to be subject to the lower minimums that were in place at that time.

The following information replaces similar information found in the "Fund Management" section on page 26.

Spartan California Municipal Money Market's annual management fee rate is 0.43% of its average net assets.

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SUPPLEMENT TO THE

FIDELITY® CALIFORNIA MUNICIPAL MONEY MARKET FUND
SPARTAN® CALIFORNIA MUNICIPAL MONEY MARKET FUND and
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

April 26, 2001

STATEMENT OF ADDITIONAL INFORMATION

Effective January 1, 2002, the "Money Market Insurance" paragraph on page 8 is no longer applicable.

CMSB-01-02 December 29, 2001
1.475748.106